Exhibit 99.1

For Immediate Release
February 28, 2017

PNM Resources Reports Fourth Quarter and Year-End Results
2017 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q4 2016	Q4 2015	YE 2016	YE 2015
GAAP net earnings (loss)	$24.8	($91.4)	$116.8	$15.6
GAAP diluted EPS	$0.31	($1.15)	$1.46	$0.20
Ongoing net earnings	$27.4	$18.7	$132.4	$131.5
Ongoing diluted EPS	$0.34	$0.23	$1.65	$1.64

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2016 fourth quarter earnings results. In addition, management affirmed its 2017 consolidated ongoing earnings guidance of $1.77 to $1.87 per diluted share.

“In 2016, we made progress by creating value for customers, communities and shareholders, despite a challenging year of rate case litigation in New Mexico,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO.  “As we further our efforts in 2017, we will continue to seek fair regulatory outcomes that balance the interests of customers and investors, and above all, remain focused on serving our customers.”

SEGMENT REPORTING OF 2016 FOURTH QUARTER AND YEAR-END EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.

PNM (In millions, except EPS)

	Q4 2016	Q4 2015	YE 2016	YE 2015
GAAP net earnings (loss)	$16.0	($96.4)	$76.9	($15.8)
GAAP diluted EPS	$0.20	($1.21)	$0.96	($0.20)
Ongoing net earnings	$18.4	$10.5	$91.4	$94.7
Ongoing diluted EPS	$0.23	$0.13	$1.14	$1.18

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PNM Resources Reports Q4 Earnings            2-28-17                    p. 2 of 4

•
In the fourth quarter, PNM’s 2016 GAAP and ongoing earnings included the implementation of new retail rates, lower outage costs, lower operations and maintenance costs and the elimination of Palo Verde Unit 2 lease costs resulting from the January 2016 purchase of 64 MW’s of previously leased capacity. These were offset by lower AFUDC, milder weather, increased depreciation expense and property tax from new investments and lower market prices on Palo Verde Unit 3 sales.

•
In the fourth quarter of 2015, GAAP earnings reflect the New Mexico Public Regulation Commission’s December approval of an agreement to retire San Juan Units 2 and 3, which resulted in a $165.7 million pre-tax write-down for the estimated unrecovered investment in these units and certain other items related to San Juan. This also resulted in a $1.8 million reversal of associated deferred tax items.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q4 2016	Q4 2015	YE 2016	YE 2015
GAAP net earnings	$9.9	$8.7	$41.7	$42.0
GAAP diluted EPS	$0.12	$0.11	$0.52	$0.52
Ongoing net earnings	$10.0	$8.7	$42.5	$41.9
Ongoing diluted EPS	$0.12	$0.11	$0.53	$0.52

•
In the fourth quarter, TNMP’s 2016 GAAP and ongoing earnings benefited from load growth, stronger weather impacts and transmission rate relief, partially offset by higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.

Corporate and Other (In millions, except EPS)

	Q4 2016	Q4 2015	YE 2016	YE 2015
GAAP net earnings (loss)	($1.0)	($3.8)	($1.7)	($10.6)
GAAP diluted EPS	($0.01)	($0.05)	($0.02)	($0.12)
Ongoing net earnings (loss)	($1.0)	($0.5)	($1.4)	($5.1)
Ongoing diluted EPS	($0.01)	($0.01)	($0.02)	($0.06)

•
In the fourth quarter, Corporate and Other’s 2016 GAAP and ongoing earnings benefited from net interest earned on the loan provided to Westmoreland Coal Company to finance Westmoreland’s purchase of San Juan Coal Company, offset by interest on higher short-term debt balances.

•	In the fourth quarter of 2015, GAAP earnings also reflect a $5.2 million tax write-down related to federal and state tax credit, net operating loss and charitable contribution impairments.

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Financial materials are available at http://www.pnmresources.com/investors/results.cfm.
FOURTH QUARTER CONFERENCE CALL: 11 AM EASTERN TUESDAY, FEB. 28
PNM Resources will discuss fourth quarter and year-end earnings results during a live conference call and webcast on Tuesday, Feb. 28th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10099464.
Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources fourth quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2016 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,791 megawatts of generation capacity and provides electricity to more than 767,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized impairments on available-for-sale securities, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$15,982	$9,855	$(1,028)	$24,809
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	(616)	—	—	(616)
Net change in unrealized impairments of available-for-sale securities[2]	2,190	—	—	2,190
Regulatory disallowances and restructuring costs[3]	(2,214)	—	—	(2,214)
Pension expense related to previously disposed of gas distribution business[4]	925	—	—	925
Process improvement initiatives[5]	3,743	237	—	3,980
Total adjustments before income tax effects	4,028	237	—	4,265
Income (taxes) on above adjustments*	(1,572)	(82)	—	(1,654)
Adjusting items, net of income taxes	2,456	155	—	2,611
Ongoing Earnings (Loss)	$18,438	$10,010	$(1,028)	$27,420

Year Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$76,891	$41,672	$(1,714)	$116,849
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	1,577	—	—	1,577
Net change in unrealized impairments of available-for-sale securities[2]	1,169	—	—	1,169
Regulatory disallowances and restructuring costs[3]	15,010	—	586	15,596
Pension expense related to previously disposed of gas distribution business[4]	3,702	—	—	3,702
Process improvement initiatives[5]	3,743	237	—	3,980
Building consolidation[4]	737	996	—	1,733
Total adjustments before income tax effects	25,938	1,233	586	27,757
Income (taxes) on above adjustments*	(10,122)	(431)	(229)	(10,782)
New Mexico corporate income tax rate change	804	—	(92)	712
Recovery of prior tax impairments in New Mexico general rate case	(2,145)	—	—	(2,145)
Total income tax impacts	(11,463)	(431)	(321)	(12,215)
Adjusting items, net of income taxes	14,475	802	265	15,542
Ongoing Earnings (Loss)	$91,366	$42,474	$(1,449)	$132,391

* 2016 income taxes calculated using rates of 35.00% for TNMP and 39.02% for other segments.

The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[1] Increases in "Electric Operating Revenues" and "Cost of energy" of $5,247 and $4,631 in the three months ended December 31, 2016 and $3,182 and $4,759 in the year ended December 31, 2016
[2] Reductions in "Gains on available-for-sale securities"
[3] Reduction in "Regulatory disallowances and restructuring costs" (PNM) in the three months ended December 31, 2016 and increases in "Regulatory disallowances and restructuring costs" (PNM) and "Other (deductions)" (Corporate and Other) in the year ended December 31, 2016

[4] Increases in "Administrative and general"
[5] Increases in "Administrative and general" and "Taxes other than income taxes" of $3,960 ($3,723 PNM and $237 TNMP) and $20 (PNM) in the three months and year ended December 31, 2016

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(96,380)	$8,715	$(3,753)	$(91,418)
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	3,937	—	—	3,937
Net change in unrealized impairments of available-for-sale securities[2]	1,130	—	—	1,130
Regulatory disallowances and restructuring costs[3]	165,727	—	(3,133)	162,594
Building consolidation[4]	(297)	(81)	—	(378)
Settlement of regulatory proceeding[5]	(1,631)	—	—	(1,631)
Total adjustments before income tax effects	168,866	(81)	(3,133)	165,652
Income (taxes) on above adjustments*	(66,179)	29	1,228	(64,922)
Reversal of deferred tax items due to BART decision for SJGS	1,826	—	—	1,826
Federal and state tax credit, NOL, and charitable contribution impairments	2,407	—	5,157	7,564
Total income tax impacts	(61,946)	29	6,385	(55,532)
Adjusting items, net of income taxes	106,920	(52)	3,252	110,120
Ongoing Earnings (Loss)	$10,540	$8,663	$(501)	$18,702

Year Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(15,762)	$41,963	$(10,561)	$15,640
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	5,188	—	—	5,188
Net change in unrealized impairments of available-for-sale securities[2]	4,344	—	—	4,344
Regulatory disallowances and restructuring costs[3]	167,471	—	(3,133)	164,338
Building consolidation[4]	(297)	(81)	—	(378)
Settlement of regulatory proceeding[5]	(1,631)	—	—	(1,631)
(Gain) loss related to previously disposed of activities[6]	(1,086)	—	1,488	402
Total adjustments before income tax effects	173,989	(81)	(1,645)	172,263
Income (taxes) on above adjustments*	(68,186)	29	645	(67,512)

Reversal of deferred tax items due to BART decision for SJGS	1,826	—	—	1,826
Federal and state tax credit, NOL, and charitable contribution impairments	3,297	—	6,643	9,940
New Mexico corporate income tax rate change	(470)	—	(203)	(673)
Total income tax impacts	(63,533)	29	7,085	(56,419)
Adjusting items, net of income tax	110,456	(52)	5,440	115,844
Ongoing Earnings (Loss)	$94,694	$41,911	$(5,121)	$131,484

* 2015 income taxes calculated using rates of 35.00% for TNMP and 39.19% for other segments.

The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[1] Reductions in "Electric Operating Revenues" and "Cost of energy" of $3,971 and $34 in the three months ended December 31, 2015 and $5,270 and $83 in the year ended December 31, 2015
[2] Reductions in "Gains on available-for-sale securities"
[3] Increases "Regulatory disallowances and restructuring costs" (PNM) and "Other income" (Corporate and Other)
[4] Increases in "Administrative and general"
[5] Reduction in "Cost of energy" of $1,339 and increase in "Interest income" of $292
[6] Increases in "Other income" (PNM) of $1,086, "Taxes other than income" (Corporate and Other) of $292, "Interest charges" (Corporate and Other) of $74, and "Other deductions" (Corporate and Other ) of $1,122

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.20	$0.12	$(0.01)	$0.31
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	(0.01)	—	—	(0.01)
Net change in unrealized impairments of available-for-sale securities	0.02	—	—	0.02
Regulatory disallowances and restructuring costs	(0.02)	—	—	(0.02)
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Process improvement initiatives	0.03	—	—	0.03
Total Adjustments	0.03	—	—	0.03
Ongoing Earnings (Loss)	$0.23	$0.12	$(0.01)	$0.34
Average Diluted Shares Outstanding: 80,137,352

Year Ended December 31, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.96	$0.52	$(0.02)	$1.46
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Regulatory disallowances and restructuring costs[1]	0.09	—	—	0.09
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
Process improvement initiatives	0.03	—	—	0.03
Building consolidation	—	0.01	—	0.01
New Mexico corporate income tax rate change	0.01	—	—	0.01
Total Adjustments	0.18	0.01	—	0.19
Ongoing Earnings (Loss)	$1.14	$0.53	$(0.02)	$1.65
Average Diluted Shares Outstanding: 80,131,541

[1] Includes earnings per share impact of "Recovery of prior tax impairments in New Mexico general rate case"

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(1.21)	$0.11	$(0.05)	$(1.15)
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.03	—	—	0.03
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Regulatory disallowances and restructuring costs[1]	1.29	—	(0.03)	1.26
Building consolidation	—	—	—	—
Settlement of regulatory proceeding	(0.01)	—	—	(0.01)
Federal and state tax credit, NOL, and charitable contribution impairments	0.02	—	0.07	0.09
Total Adjustments	1.34	—	0.04	1.38
Ongoing Earnings (Loss)	$0.13	$0.11	$(0.01)	$0.23
Average Basic and Diluted Shares Outstanding: 79,758,944

Year Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.20)	$0.52	$(0.12)	$0.20
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.04	—	—	0.04
Net change in unrealized impairments of available-for-sale securities	0.03	—	—	0.03
Regulatory disallowances and restructuring costs[1]	1.29	—	(0.03)	1.26
Building consolidation	—	—	—	—
Settlement of regulatory proceeding	(0.01)	—	—	(0.01)
(Gain) loss related to previously disposed of activities	(0.01)	—	0.01	—
Federal and state tax credit, NOL, and charitable contribution impairments	0.04	—	0.08	0.12
New Mexico corporate income tax rate change	—	—	—	—
Total Adjustments	1.38	—	0.06	1.44
Ongoing Earnings (Loss)	$1.18	$0.52	$(0.06)	$1.64
Average Diluted Shares Outstanding: 80,139,052

[1] Includes earnings per share impacts of "Reversal of deferred tax items due to BART decision for SJGS" (PNM)

PNM Resources, Inc. and Subsidiaries
Schedule 5
Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2016	2015	2014
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,362,951	$1,439,082	$1,435,853
Operating Expenses:
Cost of energy	380,596	464,649	471,556
Administrative and general	191,514	179,100	171,111
Energy production costs	146,187	176,752	185,638
Regulatory disallowances and restructuring costs	15,011	167,471	1,062
Depreciation and amortization	209,110	185,919	172,634
Transmission and distribution costs	66,227	69,157	66,571
Taxes other than income taxes	76,321	71,684	67,584
Total operating expenses	1,084,966	1,314,732	1,136,156
Operating income	277,985	124,350	299,697
Other Income and Deductions:
Interest income	22,293	6,498	8,483
Gains on available-for-sale securities	19,517	16,060	10,527
Other income	17,796	26,833	12,048
Other (deductions)	(13,784)	(12,728)	(10,481)
Net other income and deductions	45,822	36,663	20,577
Interest Charges	128,633	114,860	119,627
Earnings before Income Taxes	195,174	46,153	200,647
Income Taxes	63,278	15,075	69,738
Net Earnings	131,896	31,078	130,909
(Earnings) Attributable to Valencia Non-controlling Interest	(14,519)	(14,910)	(14,127)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$116,849	$15,640	$116,254
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.47	$0.20	$1.46
Diluted	$1.46	$0.20	$1.45